Exhibit 4.1
SMART MOVE, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AUTHORIZED: 100,000,000 COMMON SHARES, $0.0001 PAR VALUE
This Certifies That Is The Owner Of
SEE REVERSE FOR CERTAIN DEFINATION
CUSIP 831920103
FULLY PAID AND WON-ASSESS ABLE COMMON SHARES, $4,0001 PAR VALUE
SMART MOVE, INC.
transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.
In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duty authorized officers and to be sealed with the facsimile seal of the Corporation.
Dated:

SMART MOVE, INC.
Corporate Stock Transfer, Inc.
Transfer Fee: As Required
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT	Custodian for
		(Cust.)	(Minor)
TEN ENT	— as tenants by the entireties	under Uniform Gifts to Minors

JT TEN	— as joint tenants with right	Act of
	of survivorship and not as tenants	(State)
in common
Additional abbreviations may also be used though not in the above list.
For value received                                                              hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

                                                                                                                       Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.
Dated                                          20

SIGNATURE GUARANTEED:	X

X
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.